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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lorraine E. Waller and David Wesselink and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 with respect to 2,000,000 shares of Common Stock of Metris Companies Inc. for issuance under the Metris Companies Inc. Amended and Restated Long-Term Incentive and Stock Option Plan, and any and all amendments thereto, including a registration statement under Rule 462 and post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, each of said attorneys and agents to have the power to act with or without the other, and granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                                             DATE
---------                                             ----

/s/ Ronald N. Zebeck                                  May 10, 2001
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Ronald N. Zebeck
Chairman of the Board of Directors

/s/ Lee R. Anderson, Sr.                              May 10, 2001
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Lee R. Anderson, Sr.
Director

/s/ C. Hunter Boll                                    May 10, 2001
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C. Hunter Boll
Director

/s/ John A. Cleary                                    May 9, 2001
------------------------------------
John A. Cleary
Director

                                                      May   , 2001
------------------------------------
Thomas M. Hagerty
Director

/s/ David V. Harkins                                  May 10, 2001
------------------------------------
David V. Harkins
Director

/s/ Walter M. Hoff                                    May 10, 2001
------------------------------------
Walter M. Hoff
Director

/s/ Thomas H. Lee                                     May 10, 2001
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Thomas H. Lee
Director

/s/ Derek V. Smith                                    May 11, 2001
------------------------------------
Derek V. Smith
Director
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SIGNATURE                                             DATE
---------                                             ----

/s/ Edward B. Speno                                   May 10, 2001
------------------------------------
Edward B. Speno
Director

/s/ Frank D. Trestman                                 May 11, 2001
------------------------------------
Frank D. Trestman
Director